Commitments and Contingencies	6 Months Ended	12 Months Ended
	Jun. 30, 2021	Dec. 31, 2020
Commitments And Contingencies Disclosure [Abstract]
Commitments and Contingencies
9. Commitments and Contingencies
Leases
The Company has entered into operating leases for its corporate headquarters and company owned and operated restaurants. For the Successor period, for the three and six months ended June 30, 2021, rent expense under these leases was approximately $891,000 and $1,732,000, respectively. For the Predecessor period, for the three and six months ended June 30, 2020, rent expense for these leases was approximately $689,000 and $1,316,000, respectively. These lease agreements expire on various dates through 2031 and have renewal options. Approximate future minimum payments on these operating leases as of June 30, 2021 are as follows (in thousands):

Remainder of 2021	$1,015
2022	3,936
2023	4,016
2024	3,855
2025	3,879
2026 and thereafter	30,713
Sale Commitment
In February 2020, the Company entered into an asset purchase agreement with an unrelated third party for the sale of substantially all of the assets used in connection with the operation of BF Dania Beach, LLC for an aggregate purchase price of $1,299,000. During January 2020 to April 2020, the Company received three cash deposits totaling $906,500 in connection with this transaction. The closing of this transaction has been delayed due additional negotiation that has been on-going
through the filing date of this report. In the event the transaction is terminated, the Company will begin operating the restaurant, and return the $906,500 to the unrelated third-party purchaser. Assets used in the operations of BF Dania Beach, LLC totaling $732,000 have been classified as held for sale as of June 30, 2021 and December 31, 2020 condensed consolidated balance sheet, respectively.

Contingencies
BurgerFi International, LLC filed a lawsuit against a franchisee and its principals seeking declaratory judgments and damages in an amount to be proven at trial for various breaches of the applicable franchise agreements resulting from the defendants’ closure of a restaurant, their failure to open a second restaurant, and their operational defaults at the closed restaurant. In April 2016, the defendants filed a counterclaim, asserting that they had no responsibility for their losses, and instead, alleged that the Company engaged in breach of contract, fraud, misrepresentation, conversion in connection with the operation of the restaurant, and various other allegations, seeking damages of over $5 million. The case is pending before the court. On December 30, 2016, the court stayed the case pending the resolution of bankruptcy filings made by some of the defendants. No further action has occurred. The Company cannot predict the outcome of the action at this time. As a result, the Company cannot reasonably estimate a range of loss for this action and accordingly has not accrued any liability associated with this action. The Company does not believe this claim will result in a material unfavorable outcome.
On December 1, 2019, a complaint was filed by a former officer of the Company (“Plaintiff”) against BurgerFi International, LLC for certain alleged breaches of an employment agreement. BurgerFi International, LLC filed a motion to dismiss the complaint on February 13, 2020. On May 20, 2020, the motion to dismiss was heard being granted in part and denied in part. The portion of the complaint not dismissed was answered by BurgerFi International, LLC with affirmative defenses raised on July 7, 2020. Plaintiff served various discovery requests (including notices of non-party
subpoenas) on July 9, 2020 as well as a motion to strike BurgerFi International, LLC’s affirmative defenses on July 16, 2020. BurgerFi International, LLC filed objections to the non-party
subpoenas on July 20, 2020. On September 11, 2020, a motion to dismiss was heard by the court and certain claims were dismissed. The complaint now involves claims for alleged Breach of Contract (Count I) and alleged Action for Equitable Relief Including an Accounting and Constructive Lien (Count II). Mediation was held on June 15, 2021, but the parties were not able to come to an agreement. The Company cannot predict the outcome of the action at this time. As a result, the Company cannot reasonably estimate a range of loss for this action and accordingly has not accrued any liability associated with this action. The Company does not believe this claim will result in a material unfavorable outcome.
On July 8, 2020, the Company received a letter from an attorney hired on behalf of a former employee of the Company. This former employee was terminated for cause on May 5, 2020. This letter claims that the former employee was terminated wrongfully by the Company. The Company has reported the claim to its insurance carrier and outside counsel has been retained. Our counsel sent a letter to this former employee’s attorney denying all claims and the parties met for mediation on September 4, 2020 but were unable to resolve this matter. On June 28, 2021, the Company was advised that this former employee filed suit, and on August 2, 2021, the Company accepted service of this lawsuit. The Company cannot predict the outcome of the action at this time. As a result, the Company cannot reasonably estimate a range of loss for this action and accordingly has not accrued any liability associated with this action. The Company does not believe this claim will result in a material unfavorable outcome.
On March 22, 2021, the Company received a letter from an attorney representing the franchisee that is in the process of purchasing a BurgerFi restaurant. The letter was sent in response to the Company’s demand letter to the franchisee requesting that he pays the balance of the purchase price and execute the franchise agreement that permits the operation of the restaurant. The franchisee has refused to do both and is now claiming that the purchase price was verbally lowered. In addition, the franchisee attorney’s letter claims that the Company owes his client monies resulting from the franchisees’ purchase of equipment in reliance on the Company’s supposed verbal representation to use the franchisees’ marketing services. The Company cannot predict the outcome of the action at this time. As a result, the Company cannot reasonably estimate a range of loss for this action and accordingly has not accrued any liability associated with this action. The Company does not believe this claim will result in a material unfavorable outcome.
In June 2021, the Company received a letter from a shareholder claiming a breach of a registration rights agreement. The shareholder claims that the Company violated the terms of the agreement and that this caused it to incur damages, including lost profits. The Company has denied any breach or liability. The Company intends to defend the case vigorously if a resolution cannot be reached and the shareholder initiates litigation. At this preliminary stage, it is difficult to provide an evaluation of the likelihood of an unfavorable outcome or a reasonable estimate of the amount or range of potential loss, and accordingly the Company has not accrued any liability associated with this action.

The Company is subject to other legal proceedings and claims that arise during the normal course of business. Management believes that any liability, in excess of applicable insurance coverages or accruals, which may result from these claims, would not be significant to the Company’s financial position or results of operations.
9. Commitments and Contingencies
Leases
The Company has entered into various operating leases for each of the restaurants owned and operated by BFRM and for its corporate headquarters. For the Successor period from December 16, 2020 to December 31, 2020 and the Predecessor period from January 1, 2020 to December 15, 2020 and the twelve-month period ended December 31, 2019, rent expense was approximately $40,000, $2,819,000 and $2,281,000, respectively. These lease agreements expire on various dates through 2026 and have renewal options. Approximate future minimum payments on these operating leases for the years ended December 31 are as follows (in thousands):

2021	$3,029
2022	3,329
2023	3,369
2024	3,047
2025	3,071
Thereafter	25,506
Contingencies
BurgerFi International, LLC filed a lawsuit against a franchisee and its principals seeking declaratory judgments and damages in an amount to be proven at trial for various breaches of the applicable franchise agreements resulting from the defendants’ closure of a restaurant, their failure to open a second restaurant, and their operational defaults at the closed restaurant. In April 2016, the defendants filed a counterclaim, asserting that they had no responsibility for their losses, and instead, alleged that the Company engaged in breach of contract, fraud, misrepresentation, conversion in connection with the operation of the restaurant, and various other allegations, seeking damages of over $5 million. The case is pending before the court. On December 30, 2016, the court stayed the case pending the resolution of bankruptcy filings made by some of the defendants. No further action has occurred.
A franchisee filed a suit against BFI seeking unspecified damages in connection with plaintiff’s execution of franchise agreements for the development of 11 BurgerFi restaurants in certain specified trade areas in New York and Connecticut. Plaintiff alleges that BFI fraudulently induced the franchisee to enter into these agreements, and in the complaint made the following claims against BFI: fraud in the inducement, negligent misrepresentation, breach of implied covenant of good faith and fair dealing, and violation of FDUTPA and Florida’s Franchise Misrepresentation Act. BFI denied any wrong-doing, and moved to dismiss plaintiff’s claims. On May 4, 2018, we filed a counterclaim for unspecified money damages, and a third-party complaint against the guarantors, asserting breach of contract for, among other things: (1) failing to adhere to BFI’s operating standards in connection with the operation of their BurgerFi restaurant in Poughkeepsie, NY, and (2) failing to open the required number of BurgerFi restaurants per the minimum performance schedule set forth in their multi-unit operator agreements. The parties settled the case as of October 28, 2020. Under that settlement, the franchisee parties dropped all of their claims, agreed to terminate all of their multi-unit operator and franchise agreements, agreed to never again assert claims against us, and quit claim transferred their franchised restaurant to us; and we dropped our claims for money damages against them.
On December 1, 2019, a complaint was filed by a former officer of the Company (“Plaintiff”) against BurgerFi International, LLC for certain alleged breaches of an employment agreement. BurgerFi International, LLC filed a motion to dismiss the complaint on February 13, 2020. On May 20, 2020, the motion to dismiss was heard being granted in part and denied in part. The portion of the complaint not dismissed was answered by BurgerFi International, LLC with affirmative defenses raised on July 7, 2020.The plaintiff served various discovery requests (including notices of non-party
subpoenas) on July 9, 2020 as well as a motion to strike BurgerFi International, LLC’s affirmative defenses on July 16, 2020. BurgerFi International, LLC filed objections to the non-party
subpoenas on July 20, 2020. defenses on July 16, 2020. BurgerFi International, LLC filed objections to the non-party
subpoenas on July 20, 2020.
On September 11, 2020, a Motion to Dismiss was heard by the Court and certain claims were dismissed. The Complaint now involves claims for alleged Breach of Contract (Count I) and alleged Action for Equitable Relief Including an Accounting and Constructive Lien (Count II).
On July 8, 2020, the Company received a letter from an attorney hired on behalf of a former employee of the Company. This former employee was terminated for cause on May 5, 2020. This letter claims that the former employee was terminated wrongfully by the Company. The Company is of the opinion that allegations in this letter lack merit. We have reported the claim to our insurance carrier and outside counsel has been retained. Our counsel sent a letter to this former employee’s attorney lawyer denying all claims and the parties met for mediation on September 4, 2020 but were unable to resolve this matter We feel that all claims are meritless, and we plan to vigorously defend these allegations.
On February 22, 2021, the Company received correspondence from an attorney hired on behalf of a former officer of the Company claiming that the Company wrongfully terminated the employee in violation of the Florida Whistleblower statute. The Company does not believe the claim has any merit and has retained counsel to represent them. The parties are discussing a possible settlement and mediation.
On March 3, 2021, the Company received a letter from an attorney representing the franchisee that is in the process of purchasing a BurgerFi restaurant. The letter was sent in response to the Company’s demand letter to the franchisee requesting that he pays the balance of the purchase price and execute the franchise agreement that permits the operation of the restaurant. The franchisee has refused to do both and is now claiming that the purchase price was verbally lowered. In addition, the franchisee attorney’s letter claims that the Company owes his client monies resulting from the franchisee’s purchase of equipment in reliance on the Company’s supposed verbal representation to use the franchisee’s marketing services. Both of the franchisee’s claims are false and the Company expects to vigorously defend such allegations.
Management is unable to determine the likelihood of a loss or range of loss, if any, which may result from the cases described above, therefore, no contingent liability has been recorded as of December 31, 2020.
The Company is subject to other legal proceedings and claims that arise during the normal course of business. Management believes that any liability, in excess of applicable insurance coverages or accruals, which may result from these claims, would not be significant to the Company’s financial position or results of operations.